UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): December 15, 2011
 BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13500 Evening Creek Drive North, Suite 600 San Diego, California	92128
(Address of principal executive offices)	(Zip Code)
 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
2012 Annual Base Salaries and Target Cash Bonus Amounts
On December 15, 2011, our compensation committee, after considering a competitive market review of total compensation for our executive officers and obtaining guidance from an independent compensation specialist, increased the annual base salaries of the executive officers listed below to the following amounts, effective January 1, 2012:

Name	2011 Annual Base Salary ($)	2012 Annual Base Salary ($)
Andrew S. Clark	525,000	600,000
Daniel J. Devine	325,000	365,000
Rodney T. Sheng	335,000	380,000
Jane McAuliffe	315,000	330,000
The compensation committee also approved the 2012 target cash bonuses for the executive officers listed below, in the following amounts:

Name	2012 Target Bonus Amount ($)
Andrew S. Clark	600,000
Daniel J. Devine	237,250
Rodney T. Sheng	285,000
Jane McAuliffe	181,500
Such bonuses will be based on the achievement of certain performance goals to be established by the compensation committee. Actual bonuses payable for fiscal year 2012, if any, will vary depending on the extent to which actual performance meets, exceeds, or falls short of the goals to be established by the compensation committee.
Stock Ownership Guidelines
On December 15, 2011, the Board of Directors, upon the recommendation of the compensation committee, adopted stock ownership guidelines applicable to our chief executive officer, executive vice presidents and senior vice presidents (“covered employees”).  The guidelines provide that the covered employees, within five years of becoming subject to the guidelines, shall achieve applicable stock ownership guidelines, as set forth below:

•	Chief Executive Officer - A number of shares equal to the quotient of (1) an amount equal to six times base salary, divided by (2) the stock price at the date of calculation.

•	Executive Vice Presidents - A number of shares equal to the quotient of (1) an amount equal to three times base salary, divided by (2) the stock price at the date of calculation.

•	Senior Vice Presidents - A number of shares equal to the quotient of (1) an amount equal to two times base salary, divided by (2) the stock price at the date of calculation.
The applicable date of calculation is the date of annual equity awards or the date of a contemplated sale by a covered employee, provided that the initial date of calculation used for the guidelines is November 30, 2011.
Covered employees may satisfy their ownership guidelines with common stock in these categories:

•	Shares owned directly or indirectly by the covered employee's spouse or minor children, or a trust controlled by the covered employee;

•	Shares held in the company's tax-qualified defined contribution 401(k) plan;

•	Deferred compensation payable in shares;

•	Share equivalents (vested and unvested restricted stock units, deferred compensation payable in stock); and

•	Shares subject to vested stock options held directly or indirectly by the covered employee's spouse or minor children, or a trust controlled by the covered employee.
Covered employees may not sell shares unless they will satisfy the appropriate ownership guidelines after the sale.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2011		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Senior Vice President, Secretary and General Counsel